UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 17, 2008

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-27072 52-0845822
               (state or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080

          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             EXPLANATORY PARARGRAPH
                             ----------------------

This amendmenti is filed solely to correct dates listed in the original 8K that were incorrect.


Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2007, our Board of Directors approved an amendment to our Restated and Amended (the "Bylaws") solely to reduce the quorum required for our adjourned 2008 annual meeting of stockholders from a majority to 44%. The quorum requirement was not otherwise changed. Please see the discussion in Item 8.01 below.

The foregoing description is qualified in its entirety by reference to the amendment approved by the Board as contained in the Restated and Amended Bylaws, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Form 8-K.

Section 8 - Other Events
Item 8.01 Other Events.

On October 17, 2008, we further adjourned our annual stockholders' meeting to Tuesday, November 11, 2008 at 10:00 a.m. at the Crown Plaza Hotel, 1800 Market Street, Philadelphia Pennsylvania 19103. The meeting was adjourned because the required quorum of a majority of the shares eligible to vote at the meeting again was not present at the meeting. Although we and our proxy solicitation agent, MacKenzie Partners, Inc., worked diligently to obtain the required majority quorum, we were unable to obtain a quorum. As noted above, to assure that the meeting can be held, our Board of Directors amended our By-Laws to reduce the quorum for the meeting from a majority to 44% in voting power of the outstanding shares of stock entitled to vote at the meeting. The reduced quorum relates solely to the 2008 Annual Stockholders' Meeting. We will continue to solicit proxies in an attempt to receive votes from a majority of the shares eligible to vote at the meeting.

For more  information,  please see the October 17, 2008 press  released filed as exhibit 99.1 to this report.

Item 9.01.        Financial Statements and Exhibits.

              (c) Exhibits:

                 3.1           Amended and Restated Bylaws.
                 99.1          Press Release dated October 17, 2008

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HEMISPHERX BIOPHARMA, INC.


October 20, 2008                 By: /s/ William A. Carter
                                      --------------------------
                                      William A. Carter M.D.,
                                      Chief Executive Officer

                                                             Exhibit 3.1
                           RESTATED AND AMENDED BYLAWS
                                       of
                             HEMISPHERX BIOPHARMA, INC.
                               (October 17, 2008)

                                   ARTICLE I.
                            MEETINGS OF STOCKHOLDERS.

         Section 1.1. Annual Meeting. The annual meeting of stockholders shall be held at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. At the annual meeting, directors shall be elected and such other business transacted as shall have been properly brought before the meeting.

         Section 1.2. Special Meeting. Special meetings of stockholders for any purpose or purposes may be called by the Chairman of the Board, the President, a majority of the Board of Directors, or a majority of the Executive Committee, and shall be called by the Secretary upon the request, in writing, of the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. A stockholder request for a special meeting shall be signed, dated and delivered to the Secretary, shall state the purpose of the proposed meeting, and shall provide the information required by Section 1.4(c) hereof. The Board of Directors or, in the absence of action by the Board of Directors, the Chairman of the Board, shall have the sole power to determine the date, time and place for any special meeting of stockholders and to set a record date for the determination of stockholders entitled to vote at such meeting pursuant to Section 1.11 hereof. Following such determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.3 hereof, that a meeting will be held at the place, time and date and in accordance with the record date determined by the Board of Directors or the Chairman of the Board. The stockholders requesting the special meeting shall not have the power to give notice of the meeting.

         Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

         Section 1.4. Advance Notice Requirements for Stockholder Proposals. The following procedures shall govern all cases in which a stockholder seeks to propose business to be addressed at a meeting of stockholders or to nominate persons to stand for election as directors of the Corporation (a "Stockholder Proposal"). No business shall be transacted at a meeting of stockholders except in accordance with the following procedures. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Notwithstanding any language in these by-laws to the contrary, this section shall not apply to any right of holders of preferred shares of the Corporation to nominate and elect a specified number of directors in certain circumstances to the extent such procedures are set forth in the Certificate of Incorporation.

         (a)      Annual Meetings of Stockholders.

                  (1) A Stockholder Proposal may be brought before an annual meeting of stockholders only (i) pursuant to the Corporation's notice of meeting delivered pursuant to Section 1.3 hereof (or any supplement thereto), (ii) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the Chairman of the Board or (iii) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.4 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in subparagraphs (2) and (3) of this paragraph (a) in this Section 1.4.

                  (2) For a Stockholder Proposal to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 1.4, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and the subject of the Stockholder Proposal must otherwise be a proper matter for stockholder action as determined by the Board of Directors. The stockholder's notice shall contain, at a minimum, the information set forth in Section 1.4(c). To be timely, a stockholder's notice , for all Stockholder Proposals other than the nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Corporation not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the stockholder's notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. To be timely, a stockholder's notice , with respect to a Stockholder Proposal for nomination of candidates for director, shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, the stockholder's notice in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

                  (3)  Notwithstanding  anything  in  paragraph  (a)(2)  of this
Section 1.4 to the contrary, in the event that the Stockholder Proposal relates to the nomination of candidates for director and the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section
1.4 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

         (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been described in the Corporation's notice of meeting given pursuant to Section 1.3 hereof. To the extent such business includes the election of directors, a Stockholder Proposal nominating persons to stand for election as directors may be made at a special meeting of stockholders only (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the Chairman of the Board, or (ii) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.4(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the special meeting and who gives timely notice in writing by the Secretary of the Corporation. The stockholder's notice shall contain, at a minimum, the information set forth in Section 1.4(c). To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

         (c) Contents of Stockholder's Notice. Any stockholder's notice required by this Section 1.4 shall set forth the following information: As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the Stockholder Proposal is made, the stockholder's notice shall set forth (i) the name and address of such stockholder and of such beneficial owner, as they appear on the Corporation's books, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner and (iii) a representation that such stockholder intends to appear in person or by proxy at the stockholder meeting. For any Stockholder Proposal that seeks to nominate persons to stand for election as directors of the Corporation, the stockholder's notice also shall include (i) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made, (ii) a representation whether the stockholders or the beneficial owners, if any, intend or are part of a group which intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the nominee and/or (2) otherwise solicit proxies from stockholders in support of such nomination, and (iii) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. For any Stockholder Proposal that seeks to nominate persons to stand for election as directors of the Corporation, the stockholder's notice also shall state, as to each person whom the stockholders propose to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation and employment of the person, (iii) the written consent of each proposed nominee to being named as a nominee and to serve as a director if elected., (iv) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (v) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. For any Stockholder Proposal that seeks to propose matters to be considered at a stockholder meeting other than the nomination of persons to stand for election as directors of the Corporation, the stockholder's notice shall set forth for each item of business proposed for consideration (i) a description of the item of business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the by-laws of the Corporation, the language of the proposed amendment), (iii) the reasons for conducting such business at the stockholder meeting, (iv) and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the Stockholder Proposal is made, and (v) any other information relating to the stockholder, the beneficial owner, or the proposed business that would be required to be disclosed in a proxy statement or other filings in connection with solicitations of proxies relating to the proposed item of business pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

         (d) Only Stockholder Proposals made in accordance with the procedures set forth in this Section 1.4 shall be considered at an annual or special meeting of stockholders of the Corporation. Except as otherwise provided by law, the chair of the meeting shall have the power and duty to (i) determine whether a Stockholder Proposal was made in accordance with the procedures set forth in this Section 1.4 and (ii) if any Stockholder Proposal is not in compliance with this Section 1.4, including whether the stockholder or beneficial owner, if any, on whose behalf the Stockholder Proposal is made solicits (or is part of a group which solicits) or fails to so solicit (as the case may be) proxies in support of the Stockholder Proposal in compliance with such stockholder's representation as required by Section (c) of this Section 1.4, to declare that such Stockholder Proposal shall be disregarded.

         (e) For purposes of this Section 1.4, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         (f) Notwithstanding the foregoing provisions of this Section 1.4, a stockholder also shall comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.4. Nothing in this Section 1.4 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

         Section 1.5. Postponement and Cancellation of Meeting. Any previously scheduled annual or special meeting of the stockholders may be postponed and any previously scheduled annual or special meeting of the stockholders called by the Chairman of the Board, the President, a majority of the Board of Directors, or a majority of the Executive Committee may be canceled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

         Section 1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these by-laws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. Notwithstanding the foregoing sentence, solely for purposes of the 2008 annual meeting of stockholders, the presence in person or by proxy of the holders of 44% in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the chair of the meeting may adjourn the meeting from time to time in the manner provided in
Section 1.10 hereof until a quorum shall attend. Shares of the Corporation's own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. The chair of the meeting shall have the power and the duty to determine whether a quorum is present at any meeting of stockholders.

         Section 1.7. Officers for Meeting of Stockholders. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chair designated by the Board of Directors, or in the absence of such designation by a chair chosen at the meeting by a plurality vote. The Secretary shall act as secretary of the meeting, but in his absence the chair of the meeting may appoint any person to act as secretary of the meeting.

         Section 1.8. Conduct of Meetings. Every meeting of stockholders shall be presided over by the chair of the meeting selected pursuant to Section 1.7, hereof. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chair of the meeting and announced at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of the meeting shall have the exclusive right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on or the elimination of time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         Section 1.9. Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders, a plurality of the votes cast shall be sufficient to elect directors. All other elections and questions shall, unless otherwise provided by the Certificate of Incorporation, these by-laws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

         Section 1.10. Adjournment of Meeting. Any meeting of stockholders, annual or special, may be adjourned solely by the chair of the meeting from time to time to reconvene at the same or some other time, date and place. The stockholders present at a meeting shall not have authority to adjourn the meeting. Notice need not be given of any such adjourned meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken. If the time, date and place of the adjourned meeting are not announced at the meeting at which the adjournment is taken, then the Secretary of the Corporation shall give written notice of the time, date and place of the adjourned meeting not less than ten (10) days prior to the date of the adjourned meeting. Notice of the adjourned meeting also shall be given if the meeting is adjourned in a single adjournment to a date more than 30 days or in successive adjournments to a date more than 120 days after the original date fixed for the meeting.

         At an adjourned meeting at which a quorum is present, the stockholders may transact any business which might have been transacted at the original meeting. Once a share is represented for any purpose at a meeting, it shall be present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. A new record date shall be set if the meeting is adjourned in a single or successive adjournments to a date more than 120 days after the original date fixed for the meeting. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting consistent with the new record date.

         Section 1.11  Fixing Date for Determination of Stockholders of Record.

         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action other than stockholder action by written consent, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the original date of such meeting, and (ii) in the case of any other lawful action other than stockholder action by written consent, shall not be more than sixty days prior to such other action. If no record date is fixed by the Board of Directors: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the record date for determining stockholders for any other purpose (other than stockholder action by written consent) shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting and shall fix a new record date for the adjourned meeting if the meeting is adjourned in a single or successive adjournments to a date more than 120 days after the original date fixed for the meeting.

         Section 1.12.  Procedures for Stockholder Action by Consent.

         1.12.1 Request for Record Date. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Section 1.12.1. Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Corporation and signed by a stockholder of record, request that a record date be fixed for such purpose. The written notice shall contain at a minimum the information required in Section 1.4(c) for a Stockholder Proposal and shall state the reasons for soliciting consents for such action. The Board of Directors shall have ten (10) days following the date of receipt of the notice to determine the validity of the request, including the sufficiency of the information provided. During the ten (10) day period, the Corporation may require the stockholder of record and/or beneficial owner requesting a record date for proposed stockholder action by consent to furnish such other information as it may reasonably require to determine the validity of the request for a record date. Following the determination of the validity of the request, and no later than ten (10) days after the date on which such request is received by the Corporation, the Board of Directors may fix a record date for such purpose which shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If the Board of Directors fails within ten (10) days after the date the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Corporation in the manner described in Section 1.12.3 below unless prior action by the Board of Directors is required by law, in which event the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         1.12.2 Form of Consent. Every written consent purporting to take or authorize the taking of corporate action and/or related revocations (each such written consent and related revocation is referred to in this Section 1.12 as a "Consent") shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by this Section 1.12, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.

         1.12.3 Delivery of Consent. A Consent shall be delivered to the Corporation by delivery to its registered office in the State of Delaware or to the Secretary of the Corporation at the Corporation's principal place of business. Delivery to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

         In the event of the delivery to the Corporation of a Consent, the Secretary of the Corporation shall provide for the safe-keeping of such Consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by stockholder consent as the Secretary deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board of Directors, the Secretary of the Corporation shall promptly designate two persons, who shall not be members of the Board of Directors, to serve as Inspectors with respect to such Consent and such Inspectors shall discharge the functions of the Secretary of the Corporation under this Section 1.12.3. If after such investigation the Secretary or the Inspectors (as the case may be) shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this Section 1.12.3, the Secretary or the Inspectors (as the case may be) may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

         No action by written consent without a meeting shall be effective until such date as the Secretary or the Inspectors (as the case may be) certify to the Corporation that the Consents delivered to the Corporation in accordance with
Section 1.12.3 represent at least the minimum number of votes that would be necessary to take the action.

         Nothing contained in this Section 1.12.3 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any Consent or revocation thereof, whether before or after such certification by the Secretary or the Inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

         Section 1.13. Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

         Section 1.14 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.


                        ARTICLE II. BOARD OF DIRECTORS.

Section 2.1 Number. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

Section 2.2.  Qualifications.  No person who is or has been within the last five
(5) years (a) under Critical Investigation by the Food and Drug Administration ("FDA") (any such person, an "FDA Investigatee"), (b) under investigation for scientific or medical misconduct by any duly constituted regulatory, administrative or governmental authority worldwide (any such person, and "Scientific/Medical Investigatee") and (c) under charges by or investigation for criminal charges of any nature, including misdemeanors involving moral turpitude, by any duly constituted governmental authority worldwide (any such person, and "Criminal Investigatee") and no person who is or has been within the last five (5) years an Affiliate or Associate of any FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee ("Related Investigatee") shall be eligible to be elected or to serve as a director of the corporation; provided, however, that a director of the corporation who is validly nominated and elected a director but who after such election becomes a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee shall not solely by reason of so becoming or being a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee cease to be a director and instead shall continue as a director for the reminder of the term for which such director was elected or until such director's resignation or removal; provided further, however, that it shall be the duty of any such director promptly to notify the Board of Directors that such director is or has become a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee and it also shall be the duty of any such director, either to promptly take all steps as may be necessary to cause such director to be neither a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee, or, it all such steps cannot be or have not been taken and such director continues to be either a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee and the pertinent Critical Investigation has not been Finally Resolved within the pertinent
Resolution Period, to resign as a director of the corporation, effective immediately, at or before the end of such Resolution Period.


(a) For purposes of this Section, the following terms shall have the following respective meanings:

     (i) Affiliate" means any person (or group of persons having any written or unwritten agreement , arrangement or understanding, whether of not enforceable, relating to any Critical Investigation) who or which, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, any FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee. For purposes of the foregoing definitions, the term "control" (including the terms "controlling" "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and a "controlling" relationship between any person (or such a group) and another person shall be deemed to exist whenever (but is not limited to the situation in which) the former person (or members of such a group) directly or indirectly holds or owns at least twenty percent (20%) of the aggregate voting power with respect to, the latter person.

    (ii)  "Associates" means any person who or which:

     (1) is an officer, partner, director, trustee or similar fiduciary of, or authorized to act in any similar capacity with respect to, any FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee, any Affiliate or any other Associate of a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee;

     (2) is directly or indirectly, the holder of owner of at least ten percent (10%) any class or series of equity securities issued by any FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Associate;


     (3) has a substantial beneficial interest in any FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Affiliate which is a trust or estate; or

     (4) is a member of the immediate family of any FDA Investigatee, any Affiliate or any other person described in (1), (2), or (3) above.

For purposes of the foregoing definition, a person's "immediate family" includes
such   person's   spouse,   children,   siblings,   parents-in-law,   sons-  and
daughter-in-law, and brother- and sister-in-law.

         (III) Critical Investigation means any investigation by the FDA which has reached the stage of the issuance of a "Warning Letter" by the FDA and which might reasonably be expected, absent immediate and complete remediation, to lead to seizure of assets, injunctions or criminal indictments.

         (IV) When used with respect to any particular Critical Investigation, the term "Finally Resolved" means that the FDA has issued a written statement that the Critical Investigation has been satisfactorily resolved and terminated.

         (V) "Resolution Period" means, in any pertinent case, the ninety (90) day period (or longer period, not exceeding one hundred fifty (150) days, as hereafter contemplated by the proviso to this definition) beginning on the earlier of (1) the date on which a director of the corporation notifies the Board of Directors that such director is or has become a FDA Investigatee or Related Person or (2) the date on which the Board of Directors determines that a director of the corporation is or has become a FDA Investigatee or Related FDA Investigatee; provided, however, that the Board of Directors may (but is not required to) extend a Resolution Period for up to an additional sixty (60) days if the director establishes to the Board's satisfaction a reasonable likelihood that during such extended period the pertinent Critical Investigation will be Finally Resolved or such director will cease to be both a FDA Investigatee and a Related FDA Investigatee.

         (VI) "Subsidiary" means any corporation or other entity at least fifty percent (50%) of the equity of which is owned, directly or indirectly, by the corporation.

                  (b) The Board of Directors of the corporation (acting by at least a majority of all Directors, excluding any who have acknowledged themselves to be or have been determined to be FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee at the time of such Board action and excluding any director or directors whose status as FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee is the subject of such action) shall have the authority to determine whether any director of the corporation is or is not or has ceased to be a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee, and the Board of Directors (acting by at least a majority of all directors, excluding any who have acknowledged themselves to be or have been determined to be FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee) shall have the authority to determine whether any person nominated or proposed for nomination as a director or who is the subject of a shareholder request as hereinafter provided is ineligible to be so nominated and elected by virtue or being a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee. Each such Board determination shall be based upon such information as has been brought to the attention of the Board (whether in a shareholder request or otherwise) at the time such determination is made, and no Board determination that any director or other person is or is not or has ceased to be a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee shall preclude the Board from reconsidering the matter and making the contrary determination in light of any facts or circumstances first coming to the attention of the Board after the prior determination was made.

                (c)  The Board of Directors shall not  nominate any person for election as a director of the corporation, unless such prospective nominee has provided the Board with all such information as the Board (or any member thereof not excluded from determining the status of such person as a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee) has deemed necessary or appropriate to enable the Board to determine such status and with a signed statement by the prospective nominee that such person, having reviewed this Section, is aware of no reason not disclosed to the Board why he or she would or might be considered a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee (which statement also shall include an undertaking by such person that if he or she is nominated, such person now promptly will inform the Board, by written notice to the Chairman of the Board or the Secretary of the corporation, if at any time prior to the election to which such person's nomination relates he or she becomes aware of any fact or circumstance, whether in existence on the date such undertaking is given or arising afterward, which has given such person any reason to believe that he or she is or might be considered a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee), and unless after receipt of such information and such statement, the Board has determined that the prospective nominee is not a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee.

                  (d) Any shareholder who is uncertain whether any person such shareholder desires to nominate for election as a director of the corporation (a "candidate") is a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Person may request a determination from the Board concerning  that  matter.  Any such  request  must be in writing,  identify  the candidate, set forth all reasons why the shareholder has such uncertainty concerning the candidate, explain why the shareholder believes that the candidate should not be considered a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee and include an undertaking by or on behalf of the shareholder that, if the candidate is determined not to be a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee, the shareholder promptly will inform the Board in the manner specified in paragraph (e) above if any time prior to the election of directors next occurring the shareholder learns of any fact or circumstance (whether in existence on the dare of the request or arising afterward) which has given the shareholder any other reason to believe that or to be uncertain whether the candidate is or might be considered a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee and believes for the reasons stated in the request that he or she should not be considered a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee, which statement also shall include an undertaking by the candidate comparable to that of the requesting shareholder. With respect to any meeting at which directors are to be elected, a shareholder may submit requests as to any number of candidates up to and including five times at which the number of directors to be elected at such meeting. A request may be submitted at any time at which the shareholder properly may give notice of intent to nominate a candidate for election as a director (other than a time at which such giving of notice of intent is proper only by virtue of the provisions of paragraph (b) of this Section), and no request may be submitted at any other time. No request shall be deemed "submitted" for any purposes hereunder unless and until it is delivered in person to the Chairman of the Board or the Secretary of the corporation or delivered to the principal offices of the corporation addressed to the attention of the Chairman or the Secretary. No request shall constitute a notice of intent to nominate any candidate unless it expressly states that it is intend as such a notice and it otherwise complies with all applicable requirements for such a notice. Neither submission of a request, nor any action taken thereafter with respect to such request, shall operate as a waiver of or otherwise relieve any shareholder of any otherwise applicable procedural requirements respecting nomination of director candidates, except as and to the extent contemplated in paragraph (b).

         (e) If any request satisfying the requirements of paragraph (f) is timely and property submitted, the Board of Directors, within ten days following the date such request is submitted (i.e., if it is impossible or impracticable to do so during such period, as soon as practicable thereafter), shall consider the request and determine whether the candidate who is the subject of the request is ineligible to be nominated or elected a director by virtue of being a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee. As promptly as possible following such action, the requesting shareholder shall be notified in writing of the nature of such determination and, if the determination made is that the candidate is a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee, the basis for such determination. In any other case in which the Board determines that any candidate as to which a notice of intent to nominate has been given is ineligible to be nominated or elected a director by virtue of being a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee (including any case in which a contrary determination previously has been made in response to a shareholder request), the shareholder having given such notice of intent shall be notified in writing of such determination and the basis therefor as promptly as possible thereafter.

         (f) If a candidate who is the subject of a proper and timely submitted request meeting the requirements of paragraph (f) is determined by the Board not to be a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee and the request was submitted at least five days in advance of the last date on which the requesting shareholder otherwise would have been entitled to give notice of intent to nominate such candidate, then the Board's determination shall operate as a waiver of the time limits otherwise applicable to the giving of such notice of intent to the extent, if any, necessary to afford the shareholder a period of five days following the date on which notice of the Board's determination is given to the shareholder within which to give notice of intent to nominate such candidate. If, in response to a timely and properly submitted request, the Board determines that the candidate who is the subject of the request is a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee and the request was submitted at least five days in advance of the last date on which the requesting shareholder otherwise would have been entitles to give notice of intent to nominate, then the Board's determination shall operate as a waiver of the time limits otherwise applicable to the giving of notice of intent to nominate to the extent, if any, necessary to afford the requesting shareholder a period of fifteen days following the date on which notice of the Board's determination is given to the shareholder within which to give notice of intent to nominate another person in lieu of the ineligible candidate. In any other case in which the Board determines that a candidate is a FDA Investigatee, Scientific/Medical Investigatee or Criminal Investigatee or Related Investigatee, such determination shall operate as a waiver if and only to the extent expressly so provided in the resolutions setting forth such determination or subsequent Board resolution. Whenever any shareholder is afforded an additional time period within which to give notice of intention to nominate, the Board may afford the other shareholders of the corporation a comparable additional period of time within which to give such notice.

         Section 2.3 Election; Resignation; Vacancies. At each annual meeting, the stockholders shall elect directors each of whom shall hold office for a term of one year or until his successor is duly elected and qualified, subject to such director's earlier death, resignation, disqualification or removal. Any director may resign at any time upon written notice to the Corporation. Such resignation need not be accepted to be effective. Unless otherwise provided by law or the Certificate of Incorporation, any newly created directorship or any vacancy occurring on the Board of Directors for any cause may be filled solely by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by the sole remaining director, and each director so elected shall hold office until the expiration of the term of office of the director so replaced or until the director's successor is elected and qualified. The stockholders shall not have the power to appoint directors to any newly created directorship or vacancy.

         Section 2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine. It shall not be necessary to give notice of regular meetings of the Board of Directors.

         Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, the Executive Committee, or by three (3) or more directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting if such notice is given personally or by telephone or sent by telegram, telecopier or other electronic means. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least three days before the special meeting if given by regular mail. No notice of a special meeting shall be necessary if the time and place of the special meeting was set by resolution at a validly convened meeting of the Board of Directors. The notice of a special meeting need not state the purpose or purposes of the meeting.

         Section 2.6 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

         Section 2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation, these by-laws or applicable law otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 2.8. Officers for Board Meetings. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chair of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.9. Independent Directors And Board Structure. A majority of the Board of Directors shall be comprised of independent directors. The Chief Executive Officer should be a member of the Board of Directors. In order to ensure the greatest number of independent directors on a board of manageable size, other direct management representation should be kept to a minimum and should in no event exceed two other management directors.

         The Board of Directors shall make clear to Senior Management of the Company that board membership is neither necessary to their present positions nor a prerequisite to a higher management position in the Company. Attendance of management staff at Board Meetings should be at the discretion of the Chairman of the Board but should be encouraged by the Board. The Board shall have full and direct access to members of Senior Management and should be encouraged to request reports directly to the Board by any member of Senior Management. Board members should use judgment in dealings with management so that they do not distract management from the business operations of the Company.

         Conflicts of Interest. A director's personal financial or family relationships may occasionally give rise to that director's material personal interest in a particular issue. There will be times when a director's material personal interest in an issue will limit that director's ability to vote on that issue. The Governance Committee of the Board of Directors shall determine whether such a conflict of interest exists on a case-by-case basis, including the determination as to materiality under items (c) and (f) of this Section 2.9. The Governance Committee shall take appropriate steps to identify such potential conflicts and to ensure that a majority of the directors voting on an issue are both disinterested and independent with respect to that issue. A determination by the Governance Committee on any issue of independence or conflict of interest shall be final and not subject to review.

         For purposes of this Section, an "independent director" means a director who: (a) is neither a current employee nor a former member of Senior Management of the Company or an Affiliate; (b) is not employed by a provider of professional services to the Company; (c) does not have any business relationship with the Company, either personally or through a company of which the director is an officer or a controlling shareholder, that is material to the Company or to the director; (d) does not have a close family relationship, by blood, marriage or otherwise with any member of Senior Management of the Company or one of the Company's Affiliates; (e) is not an officer of a company of which the Company's chairman or chief executive officer is also a board member; or (f) does not personally receive or is not an employee of a foundation, university, or other institution that receives grants or endowments from the Company, that are material to the Company or to either the recipient and/or the foundation, university, or institution.

         "Senior Management" includes the chief executive, chief operating, chief financial, chief legal and chief accounting officers, president, vice president(s), treasurer, secretary and the controller of the Company.

         "Affiliate" includes any person or entity which, alone or by contractual obligation, owns or has the power to vote more than twenty-five (25) percent of the equity interest in another, unless some other person or entity acting alone or with another by contractual obligation owns or has the power to vote a greater percentage of the equity interest. A subsidiary is considered an affiliate if it is at least eighty (80) percent owned by the Company and accounts for at least twenty-five (25) percent of the Company's consolidated sales or assets.

         Section 2.10 Action by Written Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

         Section 2.11 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

         Section 2.12. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II hereof.

         Section 2.13. Executive Committee. There shall be an Executive Committee to consist of such number of directors of the Board of Directors (the "Executive Committee") to consist of that number of directors as the Board of Directors may from time to time determine. The Board of Directors shall have power at any time to change the number of the Executive Committee, except that a reduction in the number of members of the Executive Committee shall not affect any currently serving member. The Board of Directors may remove any member of the Executive Committee at any time with or without cause and may fill vacancies in the Committee by election from the members of the Board of Directors.

         When the Board of Directors is not in session, the Executive Committee shall have and may exercise all the power and authority of the Board of Directors in the management and direction of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. All actions of the Executive Committee shall be reported to the Board of Directors at the meeting next succeeding such action, provided, however, that such report need not be made to the Board of Directors if prior to such meeting copies of the written minutes of the meetings of the Executive Committee at which such action has been taken shall have been mailed or delivered to all members of the Board of Directors.

                                  ARTICLE III.
                                    OFFICERS.

         Section 3.1 Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation need not be accepted to be effective. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors.

         Section 3.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

                                   ARTICLE IV.
                                SHARES OF STOCK.

         Section 4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         Section 4.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE V.
                            MISCELLANEOUS PROVISIONS.

         Section 5.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

         Section 5.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

         Section 5.3. Signature of Checks, etc. All checks and drafts on the bank accounts of the Corporation, and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money shall be signed by such officer or officers, or agent or agents, as shall be thereunto authorized, from time to time, by the Board of Directors or the Executive Committee.

         Section 5.4 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

         Section 5.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

         Section 5.6 Amendment of By-laws. These by-laws may be altered, amended or repealed, and new by-laws made, by the Board of Directors, but the stockholders may make additional by-laws and may alter and repeal any by-laws whether adopted by them or otherwise.

                                   ARTICLE VI.
            INDEMNIFICATION OF DIRECTORS, OFFICERS OR OTHER PERSONS.

         Section 6.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized by the Board of Directors of the Corporation.

         Section 6.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this
Article VI or otherwise.

         Section 6.3 Claims. If a claim for indemnification or advancement of expenses under this Article VI is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

         Section 6.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 6.5 Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other Corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

         Section 6.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

         Section 6.7. The rights conferred on any Covered Person by this Article VI are contract rights and shall continue as to a person who has ceased to be a director or officer and shall inure the benefit of the person's heirs, executors and administrators.

         Section 6.8. Other  Indemnification  and  Prepayment of Expenses.  This
Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

                                                                 Exhibit 99.1

Company/Investor Contact:
Dianne Will                                    Sean Collins, Sr. Partner
Hemispherx Biopharma, Inc.                     CCG Investor Relations
518-398-6222                                   310-477-9800
ir@hemispherx.net

             HEMISPHERX BIOPHARMA, INC. ADJOURNS STOCKHOLDER MEETING
                              TO NOVEMBER 11, 2008

     Philadelphia, PA, Oct. 17, 2008--Hemispherx Biopharma, Inc. (AMEX, HEB) today announced that it adjourned its annual stockholders' meeting to Tuesday, November 11, 2008 at 10:00 a.m. at the Crown Plaza Hotel, 1800 Market Street, Philadelphia Pennsylvania 19103.

     The meeting, scheduled for October 17, 2008, has been adjourned because the required quorum of a majority of the shares eligible to vote at the meeting was not present at the meeting. Approximately 48.5% of eligible votes were cast; however, a quorum required in excess of 50%. A significant number of stockholders are domiciled in Europe and less readily accessible for notification purposes. To assure that the meeting can be held, the Company's Board of Directors has amended the Company's By-Laws to reduce the quorum for the meeting from a majority to 44% in voting power of the outstanding shares of stock entitled to vote at the meeting. The reduced quorum relates solely to the 2008 Annual Stockholders' Meeting. The Company will continue to solicit proxies in an attempt to receive votes from a majority of the shares eligible to vote at the meeting.

     The record date remains July 21, 2008. The purposes for which the meeting is being held remain the same as those listed in the Company's Notice of Annual Meeting of August 1, 2008. Stockholders should address questions about the meeting to the Company's proxy solicitors at MacKenzie Partners, Inc., at (800) 322-2885 or (212) 929-5500, or Dianne Will at (518) 398-6222.

About Hemispherx Biopharma

Hemispherx Biopharma, Inc. is a specialty pharma company engaged in the manufacture and clinical development of new drug entities for treatment of seriously debilitating disorders. Hemispherx's flagship products include Alferon N Injection(R) (FDA approved for a category of sexually transmitted diseases) and the experimental therapeutics Ampligen(R) and Oragens(R). Ampligen(R) and Oragens(R) represent experimental RNA nucleic acids being developed for globally important debilitating diseases and disorders of the immune system. Hemispherx's platform technology includes large and small agent components for potential treatment of various severely debilitating and life threatening diseases. Hemispherx has in excess of 90 issued patents comprising its core intellectual property estate and a fully commercialized product (Alferon N Injection(R)). The Company wholly owns and exclusively operates a GMP certified manufacturing facility in the United States for commercial products. For more information please visit www.hemispherx.net

Information contained in this news release other than historical information, should be considered forward-looking and is subject to various risk factors and uncertainties. For instance, the strategies and operations of Hemispherx involve risk of competition, changing market conditions, change in laws and regulations affecting these industries and numerous other factors discussed in this release and in the Company's filings with the Securities and Exchange Commission. Any specifically referenced investigational drugs and associated technologies of the Company (including Ampligen(R), Alferon LDO and Oragens) are experimental in nature and as such are not designated safe and effective by a regulatory authority for general use and are legally available only through clinical trials with the referenced disorders. The forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements. Clinical trials for other potential indications of the approved biologic Alferon N Injection(R) do not imply that the product will ever be specifically approved commercially for these other treatment indications; Similarly, the completion of NDA filing process with Ampligen(R) does not imply that the product will ever be approved commercially.
                                      ####